SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 19, 2001


                            THE TESSERACT GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Minnesota                      1-11111                  41-1581297
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


         4515 E. Muirwood Drive
            Phoenix, Arizona                                           85048
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(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number, including area code (480) 940-6300


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     SALE OF PARADISE VALLEY TESSERACT SCHOOL

     On January 19, 2001, The TesseracT Group, Inc. ("we" or "us") sold certain of our assets to The Paradise Valley Private School Foundation, an Arizona non-profit corporation ("PVPSF"). We made this sale pursuant to the terms of a Purchase and Sale Agreement, dated December 26, 2000, by and between us and PVPSF.

     In this transaction, we sold certain of our assets including equipment, contracts, personal property, records, files and goodwill related to two properties commonly known as the Paradise Valley TesseracT School and a separate preschool in Phoenix, Arizona. At the same time we assigned certain liabilities related to these properties to PVPSF. In consideration for the sale of these assets we received $50,000, and PVPSF assumed various liabilities.

     SALE OF AHWATUKEE TESSERACT SCHOOL

     On January 19, 2001, we sold certain of our assets to TAI, LLC, an Arizona limited liability company ("TAI"). We made this sale pursuant to the terms of a Purchase and Sale Agreement, dated December 24, 2000, by and between us and TAI.

     In this transaction, we sold certain of our assets including equipment, contracts, property, records, files and goodwill related to a property commonly known as the Ahwatukee TesseracT School. At the same time we assigned certain liabilities related to this property to TAI. As consideration for the sale of assets we received $100,000, in addition to TAI assuming various liabilities.

ITEM 5. OTHER EVENTS.

     As previously disclosed, the registrant and its wholly owned subsidiary, Sunrise Educational Services, Inc. ("Sunrise") filed for reorganization under Chapter 11 of the United States Bankruptcy Code on October 6, 2000. The registrant has not prepared audited or other financial statements since the date of filing for bankruptcy. Therefore, the registrant does not include pro forma financial information reflecting the effect of the asset sales described herein.

     Monthly Operating Reports for November 2000 as filed with the United States Bankruptcy Court for the District of Arizona for The TesseracT Group, Inc. and Sunrise are attached hereto as Exhibits 99.1 and 99.2.

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
ITEM 7. FINANCIAL INFORMATION; EXHIBITS

     (b)  Pro Forma Financial Information

          See Item 5 herein.

     (c)  Exhibits

          Exhibit No.

          10.1 Purchase and Sale Agreement by and between The TesseracT Group, Inc. and The Paradise Valley Private School Foundation dated December 26, 2000.

          10.2 Purchase and Sale Agreement between The TesseracT Group, Inc. and Foothills Educational Foundation.

          99.1 Monthly Operating Report of TesseracT Group, Inc. for November 2000.

          99.2   Monthly Operating Report of Sunrise for November 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE TESSERACT GROUP, INC.





Dated: February 2, 2001                 By /s/ Douglass E. Snell
                                           -------------------------------------
                                           Douglass E. Snell
                                           Controller

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